RUBY TUESDAY, INC.

Financial Results For the Third Quarter of Fiscal Year 2003 (unaudited) (Amounts in thousands except per share amounts)



                                                                           Excluding Loss      Excluding Loss    Including Loss
                                                                           on Valuation of     on Valuation of   on Valuation of
                                                                              SRG Note            SRG Note          SRG Note

                                                    13 Weeks               13 Weeks                              13 Weeks
                                                    Ended                  Ended                                 Ended
                                                    March 4,   Percent     March 5,   Percent      Percent       March 5,   Percent
                                                     2003     of Sales      2002     of Sales      Change         2002      of Sales
                                                    ---------------------  -------------------------------     ---------------------
System-Wide Ruby Tuesday Sales:
Company-owned Ruby Tuesday revenue                 $ 228,834               $ 209,628                             $ 209,628
Franchised revenue                                   100,202                  96,099                                96,099
                                                   ----------              ---------                             ---------

    Total system-wide Ruby Tuesday sales           $ 329,036               $ 305,727                 7.6         $ 305,727
                                                   ==========               =========                             =========

Revenues:
   Ruby Tuesday                                    $ 228,834     98.3      $ 209,628     98.1                    $ 209,628     98.1
   Other concepts                                        -        0.0            -        0.0                          -        0.0
                                                   ---------               ---------                             ---------
      Company restaurant revenues                    228,834     98.3        209,628     98.1        9.2           209,628     98.1
   Franchise income                                    4,022      1.7          4,108      1.9                        4,108      1.9
                                                   ---------               ---------                             ---------
      Total operating revenues                       232,856    100.0        213,736    100.0        8.9           213,736    100.0
Operating Costs and Expenses:
   (as a percent of Company restaurant revenues)
       Cost of merchandise                            60,846     26.6         56,900     27.1                       56,900     27.1
       Payroll and related costs                      73,991     32.3         67,584     32.2                       67,584     32.2
       Other                                          36,900     16.1         37,392     17.8                       37,392     17.8
       Depreciation and amortization                  11,744      5.1          8,425      4.0                        8,425      4.0
       Loss on valuation of SRG Note Receivable          -        0.0            -        0.0                       28,856     13.8
   (as a percent of Total operating revenues)
       Selling, general and administrative            11,000      4.7         10,972      5.1                       10,972      5.1
       Equity in earnings of unconsolidated franchises(1,534)    (0.7)          (601)    (0.3)                        (601)    (0.3)
                                                   ---------               ---------                             ---------
Total operating costs and expenses                   192,947                 180,672                               209,528
                                                   ---------               ---------                             ---------

Earnings before Interest, Taxes and
  cumulative effect of change in
  accounting principle                                39,909     17.1         33,064     15.5       20.7             4,208      2.0

 Interest expense (income), net                          964      0.4         (1,662)    (0.8)                      (1,662)    (0.8)
                                                   ---------              ----------                             ---------

Pre-tax Profit                                        38,945     16.7         34,726     16.2                        5,870      2.7

   Provision for income taxes                         13,553      5.8         12,152      5.7                          823      0.4
                                                   ---------              ----------                             ---------

Income before cumulative effect of change in
         accounting principle                         25,392     10.9         22,574     10.6                        5,047      2.4

Cumulative effect of change in accounting
        principle, net                                   -                       -                                     -
                                                   ---------               ---------                             ---------

Net Income                                         $  25,392      10.9     $  22,574     10.6       12.5         $   5,047      2.4
                                                   =========               =========                             =========

Earnings Per Share:

Before cumulative effect of change in accounting principle:
Basic                                              $    0.40               $    0.35                14.3         $    0.08
                                                   =========               =========                             =========
Diluted                                            $    0.39               $    0.34                14.7         $    0.07
                                                   =========               =========                             =========

After cumulative effect of change in accounting principle:
Basic                                              $    0.40               $    0.35                14.3         $    0.08
                                                   =========               =========                             =========
Diluted                                            $    0.39               $    0.34                14.7         $    0.07
                                                   =========               =========                             =========

Shares:
Basic                                                 64,056                  64,465                                64,465
                                                   =========               =========                             =========
Diluted                                               65,050                  66,347                                66,347
                                                   =========               =========                             =========




RUBY TUESDAY, INC.

Financial Results For the Third Quarter of Fiscal Year 2003 (unaudited) (Amounts in thousands except per share amounts)


                                                                           Excluding Loss      Excluding Loss      Including Loss
                                                                           On Valuation of      on Valuation of     on Valuation of
                                                                              SRG Note            SRG Note             SRG Note

                                                39 Weeks                 39 Weeks                              39 Weeks
                                                 Ended                    Ended                                  Ended
                                                 March 4,     Percent     March 5,    Percent     Percent        March 5,   Percent
                                                  2003       of Sales     2002      of Sales      Change         2002      of Sales
                                                ----------------------  --------------------- ---------------  --------------------
System-Wide Ruby Tuesday Sales:
Company-owned Ruby Tuesday revenue              $ 655,601                $ 605,049                             $ 605,049
Franchised revenue                                285,536                  252,827                               252,827
                                                ---------                ---------                            ----------
    Total system-wide Ruby Tuesday sales        $ 941,137                $ 857,876                 9.7         $ 857,876
                                                =========                =========                            ==========

Revenues:
   Ruby Tuesday                                 $ 655,601      98.3      $ 605,049     98.3                    $ 605,049     98.3
   Other concepts                                     -         0.0            -        0.0                          -        0.0
                                                ---------                ---------                              ---------
      Company restaurant revenues                 655,601      98.3        605,049     98.3        8.4           605,049     98.3
   Franchise income                                11,270       1.7         10,656      1.7                       10,656      1.7
                                                ---------                ---------                              ---------
      Total operating revenues                    666,871     100.0        615,705     100.0        8.3           615,705    100.0

Operating Costs and Expenses:
   (as a percent of Company restaurant revenues)
       Cost of merchandise                        175,159      26.7        162,780     26.9                      162,780     26.9
       Payroll and related costs                  219,255      33.4        197,361     32.6                      197,361     32.6
       Other                                      110,825      16.9        117,281     19.4                      117,281     19.4
       Depreciation and amortization               33,347       5.1         25,000      4.1                       25,000      4.1
       Loss on valuation of SRG Note Receivable       -         0.0            -        0.0                       28,856      4.8
   (as a percent of Total operating revenues)
       Selling, general and administrative         32,361       4.9         33,829      5.5                       33,829      5.5
       Equity in earnings of unconsolidated        (2,410)     (0.4)          (353     (0.1)                        (353)    (0.1)
                                                ---------               ---------                              ---------
Total operating costs and expenses                568,537                  535,898                                564,754
                                                ---------               ---------                              ---------

Earnings before Interest, Taxes and
  cumulative effect of change in
  accounting principle                             98,334      14.7         79,807     13.0        23.2           50,951      8.3

   Interest expense (income), net                   1,455       0.2         (4,505)    (0.7)                      (4,505)    (0.7)
                                                 ---------               ---------                              ---------

Pre-tax Profit                                     96,879      14.5         84,312     13.7                       55,456      9.0

   Provision for income taxes                      33,713       5.1         29,755      4.8                       18,428      3.0
                                                 ---------               ---------                              ---------

Income before cumulative effect of change in
         accounting principle                      63,166       9.5         54,557      8.9                       37,028      6.0

Cumulative effect of change in accounting
        principle, net                                                          58                                     58
                                                 ---------               ---------                              ---------

Net Income                                       $ 63,166       9.5      $  54,499      8.9        15.9        $  36,970      6.0
                                                 =========               =========                              =========

Earnings Per Share:

Before cumulative effect of change in accounting principle:
Basic                                            $   0.99                 $    0.85                  16.5        $    0.58
                                                 =========                =========                              =========
Diluted                                          $   0.97                 $    0.83                  16.9        $    0.56
                                                 =========                =========                              =========

After cumulative effect of change in accounting principle:
Basic                                            $   0.99                 $    0.85                  16.5        $    0.58
                                                 =========                =========                              =========
Diluted                                          $   0.97                 $    0.83                  16.9        $    0.56
                                                 =========                =========                              =========

Shares:
Basic                                              63,915                    63,787                                 63,787
                                                 =========                =========                              =========
Diluted                                            65,017                    65,631                                 65,631
                                                 =========                =========                              =========